UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2021

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of September 14, 2021, the board of directors (the “Board”) of CareMax, Inc. (the “Company”) appointed Beatriz Assapimonwait to the Board. Ms. Assapimonwait will serve until the Company’s 2023 Annual Meeting of Stockholders and until her successor is duly elected or appointed or her earlier death or resignation.

The Board has determined that Ms. Assapimonwait is independent under the rules of The Nasdaq Stock Market LLC. Ms. Assapimonwait has not yet been appointed to any committees of the Board. As a director of the Company, Ms. Assapimonwait will receive compensation in the same manner as the Company’s other non-employee directors, described in the section entitled “Executive Compensation – Directors” in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2021.

There are no arrangements or understandings between Ms. Assapimonwait and any other person pursuant to which she was appointed as a director of the Company. Ms. Assapimonwait’s son is currently the Company’s Vice President of Value Based Care, and his base salary is currently $175,000 per annum. In addition, Mr. Giarth received or is eligible to receive a bonus, equity awards and benefits on the same general terms and conditions as applicable to unrelated employees in similar positions. Other than as the foregoing, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Ms. Assapimonwait had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 7.01 Regulation FD Disclosure.

On September 20, 2021, the Company issued a press release announcing the appointment of Ms. Assapimonwait to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Index
	Exhibit No.	Description
	99.1	Press Release from CareMax, Inc., dated September 20, 2021, entitled "CareMax, Inc. Appoints Ms. Assapimonwait to Board of Directors."

	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2021

CareMax, Inc.

By: /s/ Kevin Wirges________________________________

Name: Kevin Wirges

Title: Executive Vice President, Chief Financial Officer, and Treasurer